PURCHASE AND SALE AGREEMENT


     This PURCHASE AND SALE AGREEMENT (the "AGREEMENT") is made and entered into this 14th day of April, 1994, by, between and among: (1) THE ANDERSON COMPANY, a New Mexico Corporation and wholly-owned subsidiary of Hondo Oil & Gas Company, a Delaware Corporation ("ANDERSON") and HONDO OIL & GAS COMPANY a Delaware Corporation ("HONDO"), whose addresses are 410 East College Boulevard, Roswell, New Mexico 88201; and (2) WBJ INVESTMENTS, a New Mexico General Partnership ("WBJ"), whose address is P.O. Box 1836, Roswell, New Mexico 88202-1836. The entities named above may be referred herein individually as a "PARTY" and collectively as the "PARTIES". In addition, ANDERSON may be referred to herein as the "SELLER", and WBJ may be referred to herein as the "BUYER".


                                    RECITALS

     WHEREAS, SELLER is the owner of certain land and buildings located at 410 East College Boulevard, Roswell, New Mexico.

     WHEREAS, SELLER and HONDO have agreed to sell, convey, transfer, assign and deliver to the BUYER, and the BUYER has agreed to purchase and accept, as hereinafter provided, the land, buildings, improvements, furniture, equipment and furnishings referred to above and more particularly described herein, all subject to the terms, limitations and conditions hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants, agreements and undertakings contained herein, and upon the terms, conditions and provisions set forth below, the PARTIES agree as follows:


                                       I.

                                  DEFINITIONS

     For purposes of this AGREEMENT, the following defined terms shall have the meanings set forth in this AGREEMENT:

     A.   "AGREEMENT" means this PURCHASE AND SALE AGREEMENT.

     B. "ANDERSON" means THE ANDERSON COMPANY, a New Mexico Corporation and wholly-owned subsidiary of Hondo Oil & Gas Company, a Delaware Corporation.

     C.   "BUYER" means WBJ INVESTMENTS, a New Mexico General Partnership.

     D. "CLOSING" means the actions to be carried out on the CLOSING DATE as provided herein.

     E. "CLOSING DATE" means the date and time set for CLOSING as provided herein.

     F. "EFFECTIVE DATE" means May 1, 1994 at 12:01 a.m., Mountain Daylight Savings Time, the date on and time at which all transactions contemplated hereby shall be deemed to have occurred.

     G.   "HONDO" means HONDO OIL & GAS COMPANY, a Delaware Corporation.

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     H.   "LAND" and  "REAL PROPERTY" mean that  certain tract of land  that is located at 410 East College Boulevard in Roswell, New Mexico which is the subject matter of this AGREEMENT together with and including all
          buildings,  facilities,  improvements,  appurtenances   and  fixtures
          located thereon, attached thereto or used in connection therewith; which land and buildings are owned by ANDERSON and more particularly
          described  in  and   shown  on  EXHIBIT   "A"  attached  hereto   and
          incorporated herein by this specific reference.

     I. "Lease" means the lease arrangement and agreement more particularly described elsewhere between ANDERSON and WBJ, including the form of lease agreement between ANDERSON and WBJ attached hereto as EXHIBIT "H" and incorporated herein for all purposes by this specific reference.

     J. "PARTY" and "PARTIES" mean ANDERSON, HONDO and WBJ, individually or collectively.

     K. "Person" means any person, firm, partnership, trust, corporation or other entity.

     L. "PERSONAL PROPERTY" and "FURNITURE AND EQUIPMENT" mean all furniture, fixtures, equipment, inventory, articles, implements, physical resources, assets and miscellaneous personal property associated therewith that are listed and described in EXHIBIT "B" attached hereto and incorporated herein for all purposes by this specific reference.

     M. "SELLER" means THE ANDERSON COMPANY, a New Mexico Corporation and wholly-owned subsidiary of Hondo Oil & Gas Company, a Delaware Corporation.

     N.   "WBJ" means  WBJ INVESTMENTS, a  New Mexico General  Partnership, the
          Buyer.

                                      II.

                              TERMS OF TRANSACTION

     The PARTIES have previously agreed that the terms of the transactions contemplated by this AGREEMENT will be the terms which govern the purchase and sale of the REAL PROPERTY and PERSONAL PROPERTY between the PARTIES, payment of the Purchase Price for the same and all other agreements between the PARTIES with respect thereto and in connection therewith. The specific terms of such transaction are more specifically set forth herein; however, the following is a summary of the same:

     A. The SELLER agrees to and shall transfer and convey to the BUYER all right, title and interest in and to the REAL PROPERTY, free and clear of all liens and encumbrances, in return for a portion of the Purchase Price provided for herein.

     B. ANDERSON agrees to and shall transfer and convey to the BUYER all right, title and interest in and to the PERSONAL PROPERTY, free and clear of all liens and encumbrances, in return for a portion of the Purchase Price provided for herein.

     C. The BUYER agrees to pay the Purchase Price for the REAL PROPERTY and PERSONAL PROPERTY in the amount of $658,000.00 and in the manner provided for herein, with a deduction for or offset against the Purchase Price in the amount of $108,000.00 in return for the renewal option contained in the Lease Agreement to be executed by the PARTIES, as provided for below and elsewhere herein.

     D. The PARTIES agree to allocate the net Purchase Price of $550,000.00 to the REAL PROPERTY, PERSONAL PROPERTY, improvements and buildings in the manner provided for herein.

     E. The PARTIES agree to enter into and execute a Lease Agreement which contains terms more specifically described herein or attached hereto and generally provides that ANDERSON will lease from WBJ a portion of the main building situated on the REAL PROPERTY, as well as other buildings for the lease payment obligations contained therein and a renewal option in the amount of $108,000.00; which renewal option sum shall be offset against and reduce the $658,000.00 Purchase Price down to a net Purchase Price of $550,000.00 payable as more particularly provided for herein.

     F. The PARTIES specifically agree that: (1) ANDERSON and HONDO shall be entitled to retain and use the physical address of the REAL PROPERTY, being "410 East College Boulevard, Roswell, New Mexico 88201", as their physical, business and mailing address; (2) WBJ will not use said address for business, legal or mailing purposes; and (3) at such time as WBJ occupies the REAL PROPERTY it will secure all requisite local, municipal or city approvals in order to use a different physical address for the REAL PROPERTY, including but not limited to:
          400 East College Boulevard, 402 East College Boulevard or 412 East College Boulevard.

     G. The PARTIES acknowledge and agree that a portion of one of the buildings located on the west side of the REAL PROPERTY is located on land owned by the Atchison, Topeka and Santa Fe Railway Company ("SANTA FE"). In addition, the PARTIES acknowledge and agree that said building is subject to and governed by an unrecorded lease agreement between SANTA FE, as Lessor, and ANDERSON, as Lessee and successor in interest to the original Lessee. The terms of said Lease are contained in that certain Lease of Land Contract No. 86761 dated August 9, 1943 between SANTA FE, Lessor, and Valley Refining Company, a New Mexico Corporation, the original Lessee and predecessor in interest to ANDERSON, covering land more particularly described in Exhibit "A" attached thereto. ANDERSON agrees to and shall execute an assignment and transfer of said original Lease Agreement to and in favor of WBJ, and any and all other instruments, documents or agreements required by SANTA FE in order to give effect to said Assignment and otherwise reflect that WBJ is the successor in interest to and the Assignee of ANDERSON. The PARTIES also agree that the unrecorded lease for the building located on the west side of the REAL PROPERTY on land owned by the SANTA FE is and shall be a permissible encumbrance on the REAL PROPERTY, all as more particularly described herein.

     H. The PARTIES agree that WBJ shall not sell or transfer ownership of any portion of the REAL PROPERTY or buildings located thereon to a third party without first obtaining the prior written consent of ANDERSON until such time as ANDERSON is paid in full; which shall not unreasonably be withheld and which is more particularly described herein.

     I. At the closing, as more particularly described herein, the PARTIES agree to execute any and all documents, instruments or agreements required by this AGREEMENT, including but not limited to, deeds, bills of sale, promissory notes, mortgages, leases and any other instruments specifically described herein, required hereby or referred to herein.

     J. Until the CLOSING, the SELLER agrees to and shall maintain its existing fire and extended coverage insurance at the present levels on all buildings, fixtures and improvements located on the REAL PROPERTY, at its sole cost and expense, and for the benefit of the PARTIES as their interest may appear pursuant to the terms of this AGREEMENT.

     K. The PARTIES agree that their rights and obligations in and under this AGREEMENT and all transactions contemplated hereby may be transferred and assigned as specifically provided for herein only, but not otherwise.


                                      III.

                CONDITION OF REAL PROPERTY AND PERSONAL PROPERTY

     By accepting the REAL PROPERTY and PERSONAL PROPERTY, the BUYER acknowledges that it has inspected the REAL PROPERTY and PERSONAL PROPERTY and is fully acquainted with the condition thereof. The BUYER accepts the REAL PROPERTY and PERSONAL PROPERTY in their present condition and acknowledges that SELLER and HONDO have made no warranties or representations of any kind or type, either express or implied, with respect to the condition thereof, except as expressly set forth herein.

                                      IV.

                TRANSFER OF REAL PROPERTY AND PERSONAL PROPERTY

     The PARTIES acknowledge and agree that as of the date of execution of this AGREEMENT, ANDERSON is the true and lawful owner of the REAL PROPERTY free and clear of all liens and encumbrances, unless otherwise provided for herein; and as of CLOSING, ANDERSON will be the true and lawful owner of the PERSONAL PROPERTY which is the subject of this Agreement. ANDERSON (as the SELLER) agrees to and shall execute a Bill of Sale, Transfer and Assignment and a General Warranty Deed conveying all of the SELLER'S right, title and interest in and to the PERSONAL PROPERTY and REAL PROPERTY to and in favor of the BUYER free and clear of all liens and encumbrances, except those specifically authorized hereby; which Bill of Sale, Transfer and Assignment and General Warranty Deed shall be in forms substantially similar to EXHIBITS "C" and "D" attached hereto and incorporated herein for all purposes by this specific reference. In addition, ANDERSON agrees to and shall execute an assignment of that certain Lease of Land Contract No. 86761 originally dated August 9, 1943 between the Atchison, Topeka and Santa Fe Railway Company, as Lessor, and ANDERSON, as Lessee, to and in favor of the BUYER which Lease Agreement is more particularly described and discussed in Paragraph G. of Section II and Section VII hereof. Said Assignment, together with a description or plat of the land covered by said Lease, shall be in a form substantially similar to EXHIBIT "E" attached hereto and incorporated herein for all purposes by this specific reference. In return for the transfer by the SELLER of the REAL PROPERTY and PERSONAL PROPERTY, the BUYER agrees to pay the Purchase Price in the manner provided for herein, and execute a: (1) Secured Promissory Note establishing the payment terms for the same; and (2) Mortgage as collateral for and in order to secure the BUYER'S payment obligations under the Secured Promissory Note. The Secured Promissory Note and Mortgage shall be in forms substantially similar to EXHIBITS "F" and "G" attached hereto and incorporated herein for all purposes by this specific reference. Lastly, SELLER and BUYER agree to and shall execute a Lease Agreement whereby the SELLER leases from the BUYER a certain portion of the land and buildings described in EXHIBIT "A" for a monthly lease payment of $2,175.00, plus gross receipts tax, over the term stated therein. The Lease Agreement will also contain a renewal option in the amount of $108,000.00 which shall be an offset against and reduction in the Purchase Price payable hereunder; which lease agreement is more particularly referred to and described hereinafter.


                                       V.

                                 PURCHASE PRICE

     As payment for the transfer of the REAL PROPERTY and PERSONAL PROPERTY by the SELLER, the BUYER agrees to and shall pay the SELLER the sum of $658,000.00 upon the following terms and conditions:

     A. As Earnest Money, the amount of $10,000.00 shall be paid in verifiable funds by the BUYER to the SELLER on or before the date of execution of this AGREEMENT. At the CLOSING, the Earnest Money shall be credited against and reduce the $658,000.00 Purchase Price down to $648,000.00.

     B. As a down payment, the amount of $50,000.00 shall be paid at the CLOSING of this AGREEMENT by delivering such amount to the SELLER. The down payment shall be credited against and reduce the then existing $648,000.00 Purchase Price to $598,000.00.

     C. $490,000.00 of the Purchase Price shall be paid by the BUYER to the SELLER over a period of seven (7) years in monthly installments of $4,098.56 each on the first day of each month beginning on June 1, 1994, together with interest thereon at the rate of eight percent (8%) simple interest per year for a period of eighty-four (84) months, at which time the then existing principal balance will be due and payable in full and in the form of a balloon payment on June 1, 2001. The deferred portion of the Purchase Price shall be represented by a Secured Promissory Note, together with an Amortization Schedule attached thereto, in the form substantially similar to EXHIBIT "F" attached hereto and incorporated herein for all purposes by this specific reference. There shall be no penalty for prepayment of the Promissory Note in full or in part.

     D. The Promissory Note referred to above shall be secured by a Mortgage upon the REAL PROPERTY in the form substantially similar to EXHIBIT "G" attached hereto and incorporated herein for all purposes by this specific reference.

     E. The balance or remainder of the Purchase Price of $108,000.00 shall be considered paid by BUYER'S granting certain Lease renewal options to SELLER in the Lease more particularly described herein. Said Lease shall be evidenced by a Lease Agreement executed by the SELLER and the BUYER which provides that ANDERSON, as Lessee, agrees to and shall lease from WBJ, the Lessor, approximately 30% of the "Main Building" and the "Lab Building" located on the southeast corner of the REAL PROPERTY as shown on the attached EXHIBIT "A" for a period of one year, at an aggregate monthly rental rate of $2,175.00, plus applicable gross receipts taxes; together with renewal options valued at the additional sum of $108,000.00 that will be credited against the Purchase Price. In addition, the Lease Agreement shall cover up to eight (8) out of ten (10) separate compartments (or 80%) contained in two (2) certain metal storage buildings located on the southeast side of the REAL PROPERTY at no additional rent for a period of time not to exceed two (2) years after the initial date of said Lease. At the end of said two (2) year time period, ANDERSON agrees to and shall reduce the total amount of storage space occupied by it from 8 out of the 10 compartments down to 4 out of the 10 compartments (or 40%) of the area contained in the two (2) metal storage buildings referred to above. In the event WBJ pays the PROMISSORY NOTE in full within said two (2) year period, ANDERSON shall have the option to:
          (1) relinquish all 4 of said storage compartments, or (2) continue to occupy said 4 storage compartments by paying to WBJ the fair market value rental thereof. The PARTIES agree that the terms, conditions and provisions of the Lease Agreement shall be in a form substantially similar to EXHIBIT "H" attached hereto and incorporated herein for all purposes by this specific reference. The Lease Agreement shall generally provide that: (1) the initial monthly rental rate to be paid by SELLER to WBJ pursuant to the terms thereof will be $2,175.00 per month, plus applicable gross receipts taxes;
          (2) SELLER shall have a renewal option valued at $108,000.00 which it shall pay to BUYER in the form of a credit against and reduction in the Purchase Price payable by the BUYER for the REAL PROPERTY, and which renewal option shall authorize the SELLER to renew the Lease Agreement from year to year for a period of nine (9) additional years after the expiration of the first one (1) year term thereof; (3) the renewal option shall be paid for by the SELLER in the form of a credit against the Purchase Price in addition to the monthly rental rate to be paid by the SELLER to WBJ pursuant to the terms of the Lease Agreement; (4) if said Lease is terminated or cancelled for any reason prior to full and complete exercise of the renewal option described above, WBJ shall not be obligated to refund any portion of the renewal option price of $108,000.00; and (5) the value of the unused renewal option shall constitute an agreed upon liquidated damages amount for the premature breach or termination of said Lease. In addition, the Lease Agreement shall contain such other terms, conditions and provisions as may be mutually agreed upon by the PARTIES, including: options to purchase personal property, furniture, fixtures and contents and the removal of the same, or any other terms the PARTIES deem necessary, required or advisable to comply with the terms of this AGREEMENT and fully effectuate the intent hereof.

     F. The PARTIES specifically acknowledge and agree that the full amount of the $658,000.00 Purchase Price shall be allocated to certain portions of the REAL PROPERTY and PERSONAL PROPERTY, including various improvements located thereon. The PARTIES specifically agree that a separate schedule or exhibit shall not be necessary in order to effectuate such allocation; and that by their execution of this AGREEMENT they specifically acknowledge and agree that the allocations set forth below are and shall be valid and binding for tax, legal, accounting and business purposes. The allocation of the $658,000.00 Purchase Price is and shall be as follows:

          1.   REAL PROPERTY, being the land
               located at 410 East College
               Boulevard, Roswell, New Mexico
               and more particularly described
               in EXHIBIT "A" attached hereto.         $ 67,500.00
               (Value - $47,500.00);
               Asphalt Parking Lot covering
               42,705 square feet of said land
               (Value - $15,000.00); and Chain Link
               Fence surrounding the property
               (Value - $5,000.00).

          2.   PERSONAL PROPERTY, being all
               furniture, fixtures, equipment,
               (including telephone equipment),
               and other items of personal
               property described in EXHIBIT "B"
               attached hereto                         $146,000.00

          3.   Main Building, consisting of
               approximately 17,859 square feet,
               located on the Northern portion
               of the property                         $280,000.00

          4.   Two Metal Storage buildings
               consisting of approximately
               2,400 square feet each
               located on the southeast side
               of the property                         $12,000.00

          5.   Lab Building, consisting of
               approximately 1,246 square feet,
               located on the Southeast portion
               of the property                         $ 34,500.00

          6.   Tinnie building and storage,
               consisting of approximately
               3,415 square feet, located on the
               West portion of the property            $10,000.00

          7.   Lease renewal options
               more particularly
               described above                         $108,000.00

                              Total                    $658,000.00


                                      VI.

                                    MORTGAGE

     The BUYER and SELLER acknowledge that the BUYER is buying the REAL PROPERTY and PERSONAL PROPERTY of the SELLER on a long term basis as evidenced by the Promissory Note attached hereto as EXHIBIT "F". Therefore, the BUYER agrees to execute a Mortgage covering the REAL PROPERTY in a form substantially similar to EXHIBIT "G" attached hereto; which shall be effective as of the EFFECTIVE DATE, as more particularly described hereafter. The BUYER and SELLER acknowledge that the Mortgage shall serve as security for the payment obligations of the BUYER to and in favor of the SELLER, under and pursuant to the Promissory Note.


                                      VII.

                 RAILROAD LEASE, LIENS, ENCUMBRANCES AND TAXES

     A. The PARTIES acknowledge and agree that a portion of one of the buildings located on the west side of the REAL PROPERTY is located on land owned by SANTA FE and is subject to and governed by an unrecorded lease agreement between SANTA FE, as Lessor, and ANDERSON, as Lessee and successor in interest to the original Lessee. The terms of said Lease are contained in that certain Lease of Land Contract No. 86761 dated August 9, 1943 between SANTA FE, Lessor, and Valley Refining Company, a New Mexico Corporation, the original Lessee and predecessor in interest to ANDERSON, covering land more particularly described in Exhibit "A" thereto. ANDERSON agrees to and shall execute an assignment and transfer of said original Lease Agreement to and in favor of WBJ, and any and all other instruments, documents or agreements required by SANTA FE in order to give effect to said Assignment and otherwise reflect that WBJ is the successor in interest to and the Assignee of ANDERSON. The SELLER agrees to and shall transfer and assign all of its right, title and interest in and to such Lease Agreement to the BUYER at the CLOSING pursuant to an Assignment of Lease Agreement in a form substantially similar to EXHIBIT "E" attached hereto. To the best of their knowledge and belief, the SELLER and HONDO represent that the original Lease Agreement and all subsequent assignments and transfers of the same have not been recorded in Chaves County, New Mexico. The PARTIES specifically acknowledge and agree that the unrecorded lease shall not constitute an encumbrance, encroachment or title defect with respect to ownership by the SELLER of the REAL PROPERTY and does not impair the value thereof, nor the SELLER'S ability to close all transactions contemplated by this AGREEMENT. In addition, the PARTIES specifically acknowledge and agree that the lease from SANTA FE shall constitute a "Permissible Encumbrance" under the terms of this AGREEMENT, and is specifically authorized and permitted pursuant to the terms hereof. In that regard, all representations, warranties and covenants contained herein that are made by the SELLER or ANDERSON to and in favor of the BUYER with respect to liens and encumbrances that may burden the REAL PROPERTY shall be read, construed and interpreted to mean that the Lease Agreement with SANTA FE is not a lien or encumbrance on the REAL PROPERTY, or in the alternative is specifically authorized hereby. If SANTA FE terminates the Lease and requires the demolition of the Tinnie Building on or before seven (7) years from the EFFECTIVE DATE of this AGREEMENT, SELLER agrees to pay WBJ the amount of the demolition costs, not to exceed the sum of $35,000.00. HONDO agrees to and hereby does guarantee the obligation of SELLER under the preceding sentence.

     B.   The  SELLER  represents  and  warrants  to  the  BUYER  that,  unless otherwise authorized hereby, there are no liens, encumbrances, debts, liabilities or obligations covering, burdening or encumbering the REAL PROPERTY of the SELLER to be transferred to the BUYER pursuant to this AGREEMENT.
SELLER represents and warrants to the BUYER that there are no liens, encumbrances, debts, liabilities or obligations covering, burdening or encumbering the PERSONAL PROPERTY owned by SELLER that is to be transferred to the BUYER pursuant to the terms hereof. In addition, the SELLER represents and warrants to the BUYER that the SELLER has not performed, caused to be performed or hired any third party to perform any labor or work upon the REAL PROPERTY, including all improvements, buildings and structures situated thereon or attached thereto, within the past 180 days; or if the same has been performed, then all charges and amounts incurred in connection therewith will be paid in full and discharged on and as of the CLOSING DATE. Lastly, the SELLER represents and warrants that on and as of the CLOSING DATE, no person or entity who may have performed labor, supplied materials or rendered services in connection with improving or maintaining the REAL PROPERTY, including all buildings, improvements and structures situated thereon, has the right to claim a lien on the REAL PROPERTY pursuant to the New Mexico Mechanics and Materialmen's Lien Act or any other provisions or laws of the State of New Mexico.

     C. The SELLER represents and warrants to the BUYER that, on and as of the CLOSING DATE, all real property taxes assessed by the Chaves County Treasurer against the REAL PROPERTY and all ad-valorem taxes assessed against the PERSONAL PROPERTY have been paid in full for 1993 and all prior years, and do not constitute a lien against the same. Subject to the proration of property and ad-valorem taxes provided for elsewhere herein, the SELLER agrees to and shall assume complete responsibility for, pay and discharge any and all of said taxes of any kind or type described above that are or may in the future be assessed against or on or with respect to any of the same.

                                     VIII.

                            TITLE AND TITLE DEFECTS

     A. Within five (5) business days after the execution of this AGREEMENT by the PARTIES, the SELLER agrees to and shall deliver or cause to be delivered to the BUYER a commitment for title insurance issued by a reputable title insurer showing marketable and merchantable title in fee simple to the REAL PROPERTY to be held and owned by the SELLER. Such commitment for title insurance shall reflect that there are no liens or encumbrances burdening the REAL PROPERTY, or any improvements, buildings or appurtenances located thereon or attached thereto, except for any easements, rights-of-way or other matters previously existing of record in Chaves County, New Mexico and that do not materially impair the value of the REAL PROPERTY or its current and intended use.

     B. The BUYER shall have five (5) days after receipt of the commitment for title insurance within which to examine title to the REAL PROPERTY, including all improvements, buildings and fixtures attached thereto and located thereon. In the event the BUYER'S title examination reveals any bona fide defects in the title which render the same not fully merchantable or marketable, other than the Lease Agreement with SANTA FE, easements, rights-of-way or other matters that do not materially impair the value of the same (including prior conveyances or reservations of minerals), then any bona fide exceptions or objections to the SELLER'S title appearing in such commitment or examination shall be delivered to the SELLER by the BUYER within seven (7) days after BUYER'S receipt of the title commitment. After the date of delivery of such objections or exceptions, the SELLER shall have a reasonable length of time, not to exceed seven (7) days, within which to cure such title defects or exceptions and furnish evidence of the same to the title insurer in order to permit the title insurer to issue an amended commitment deleting such exceptions or objections, all at SELLER'S sole cost and expense. Such title policy shall be in an amount of not less than $658,000.00 and shall cover the REAL PROPERTY and all improvements, buildings and structures located thereon, attached thereto or associated therewith.

     C. In the event SELLER fails to cure any such title defects or objections on or before the CLOSING, the BUYER shall have the following options, rights and remedies, which shall be exclusive:

          1. The BUYER may declare this AGREEMENT terminated and of no further force and effect and shall not be obligated to purchase the REAL PROPERTY or PERSONAL PROPERTY or pay any portion of the Purchase Price for the same; at which time the BUYER shall be entitled to receive and the SELLER shall pay or return to the BUYER the Earnest Money without interest; or

          2. BUYER may close the transactions contemplated by this AGREEMENT subject to such title defects and accept the same as permissible encumbrances.

                                      IX.

                    CLOSING, CLOSING DATE AND EFFECTIVE DATE

     A. The CLOSING shall take place at a mutually acceptable geographical location on or before May 1, 1994 at 1:00 p.m., Mountain Daylight Savings Time (the "CLOSING DATE"). The CLOSING DATE and place of CLOSING may be postponed or changed by mutual written agreement of the PARTIES.

     B. The EFFECTIVE DATE of all transactions contemplated by this AGREEMENT and all exhibits, documents, agreements, contracts, assignments and other instruments that shall be executed by the PARTIES in connection with the CLOSING shall be the 1st day of May, 1994 at 12:01 a.m., Mountain Daylight Savings Time.

     C. Prior to the CLOSING DATE, SELLER and the BUYER have conducted and performed an inventory of all of the PERSONAL PROPERTY that is to be purchased pursuant to the terms hereof. The BUYER and SELLER specifically acknowledge and agree that those specific items of furniture, equipment (including telephone equipment), and furnishings that are comprised within the definition of PERSONAL PROPERTY more particularly set forth herein are specifically marked in EXHIBIT "B" and are being purchased by the BUYER pursuant to the terms hereof. However, other items of PERSONAL PROPERTY that are not being sold or purchased pursuant hereto are the subject of a purchase option that will be contained in the Lease Agreement to be executed by the PARTIES that is more particularly referred to and described herein.

     D. At the CLOSING, SELLER shall convey the REAL PROPERTY, including all fixtures, improvements and buildings located thereon or attached thereto, to BUYER by a General Warranty Deed in a form substantially similar to EXHIBIT "D" attached hereto, free and clear of all liens and encumbrances whatsoever, unless otherwise authorized hereby; however, said Deed shall be subject to the terms, conditions and provisions of this AGREEMENT. In addition, said Deed shall be specifically subject to and incorporate by reference the terms, conditions and provisions of the Mortgage to be executed by the BUYER to and in favor of the SELLER. SELLER shall, at its sole cost and expense, also deliver to the BUYER at the CLOSING:

          1. An owners' policy of title insurance (ALTA Extended Coverage Form or its equivalent) in a form acceptable to BUYER'S counsel issued by a title insurer acceptable to BUYER, and showing title vested in the name of BUYER subject only to the title exceptions described in said title insurance policy that have previously been agreed upon by the PARTIES; and

          2. A certificate in a form acceptable to counsel for BUYER issued by the title insurer to the effect that, based on a search of the records of Chaves County and of the Secretary of State of New Mexico, there are no liens or other encumbrances on the REAL PROPERTY and PERSONAL PROPERTY, other than the Mortgage and Security Agreement authorized hereby, both of which shall be considered permissible encumbrances. Such certificate shall be delivered on or before the CLOSING and prior to disbursement of any portion of the Purchase Price to SELLER.

     E. At CLOSING, the SELLER shall transfer the PERSONAL PROPERTY to the BUYER by the Bill of Sale, Transfer and Assignment in a form substantially similar to EXHIBIT "C" attached hereto and such other good and sufficient instruments of sale, conveyance, transfer and assignment consistent with the terms of this AGREEMENT; duly executed and acknowledged by the SELLER and in form and substance as shall be required, in the reasonable opinion of BUYER'S counsel, to vest in BUYER good and indefeasible title thereto, free and clear of all security interests, liens, claims, encumbrances and other burdens whatsoever. To the extent deemed necessary or desirable by BUYER'S counsel, such instruments shall be filed or recorded with the appropriate public officials as a part of the CLOSING.

     F. At the CLOSING, the SELLER agrees to and shall transfer and assign all of its right, title and interest in and to that certain Lease of Land originally dated August 9, 1943 and known as Contract No. 86761 between SANTA FE, as Lessor, and the SELLER, as Lessee, covering a portion of the land owned by SANTA FE on which the Tinnie Building is located; being adjacent to the west and southwest portions of the REAL PROPERTY. Said Transfer and Assignment shall be in a form substantially similar to EXHIBIT "E" attached hereto. In addition, the SELLER agrees to and shall execute any and all other instruments, documents and agreements that may be required by SANTA FE in order to effectuate the intent of such Transfer and Assignment and otherwise reflect the BUYER as the substituted Lessee under the original Lease of Land referred to above.

     G. At the CLOSING, the BUYER shall pay the sum of $658,000.00 as the Purchase Price for the REAL PROPERTY and PERSONAL PROPERTY by: (1) crediting the Earnest Money in the amount of $10,000.00 against the Purchase Price; (2) making a down payment of $50,000.00; (3) executing a Promissory Note in the amount of $490,000.00, as more particularly described and referred to herein; and (4) executing the Lease Agreement more particularly described and referred to herein which contains a Lease Renewal Option in the amount of $108,000.00 as a credit against the remaining balance of the Purchase Price. In addition, the BUYER agrees to and shall execute the Mortgage more particularly described herein. The BUYER agrees to and shall pay any and all other additional costs incurred by it in connection herewith.

     H. At the CLOSING, ANDERSON, HONDO and WBJ agree to and shall execute and deliver among themselves all documents, agreements and original forms of exhibits required by or attached to this AGREEMENT or contemplated hereby, as well as any and all other instruments, documents or agreements deemed necessary or advisable to fully effectuate the intent of this AGREEMENT and the transactions contemplated hereby.

     I. At the CLOSING, the PARTIES agree to and shall prorate all REAL PROPERTY taxes, ad-valorem taxes and utility charges on and as of the EFFECTIVE DATE. With regard to the proration of taxes, the PARTIES agree to and shall use the last available Chaves County Tax Assessor's Statement in the event a tax bill or tax statement for the year 1994 is not available.

                                       X.

                         POSSESSION AND RESPONSIBILITY

     After the date of execution of this AGREEMENT and prior to the CLOSING DATE, the PARTIES agree that the SELLER and HONDO shall relocate their offices and business activities into that portion of the Main Building and the Lab Building that will be covered by and subject to the Lease Agreement to be executed by the PARTIES, and that WBJ shall be entitled to move in and begin occupying the REAL PROPERTY to the extent of the balance of the REAL PROPERTY and buildings that are not subject to said Lease Agreement. The PARTIES agree to cooperate, coordinate and consult with each other in connection with the relocation and moving activities referred to above. On the CLOSING DATE, the SELLER shall surrender and deliver, and the BUYER shall be entitled to possession of the REAL PROPERTY and PERSONAL PROPERTY; at which time the BUYER agrees to and shall assume full and complete responsibility for the same in accordance with the terms, conditions and provisions of this AGREEMENT and the Lease Agreement to be executed by the PARTIES that is referred to elsewhere herein.


                                      XI.

                       UTILITIES, TAXES AND OTHER CHARGES

     SELLER represents and warrants to the BUYER that all charges for utilities, including but not limited to: gas, electricity, water, telephone and sewage associated with or payable on or with respect to the REAL PROPERTY and personal property, out of which SELLER has operated its business and used the same, have been or will be paid in full and discharged for all periods of time prior to the CLOSING DATE. All license fees and occupation taxes applicable to the business activities conducted by SELLER and HONDO and all taxes on any other personal property owned by SELLER and HONDO not subject to this AGREEMENT have been paid in full and discharged, and no person has the right to impose or claim a lien on the REAL PROPERTY or PERSONAL PROPERTY that is the subject matter hereof.


                                      XII.

                                  RISK OF LOSS

     Prior to the EFFECTIVE DATE, the risk of loss or damage to the REAL PROPERTY and PERSONAL PROPERTY shall be upon the SELLER and HONDO, respectively, unless the loss or damage results from the negligence or intentional acts of the BUYER or its agents or employees. Any loss or damage which is not covered by insurance shall be the sole responsibility of SELLER and HONDO, unless the same is caused by the negligence or intentional acts of the BUYER or its agents and employees. On and after the EFFECTIVE DATE, the risk of loss or damage to the REAL PROPERTY and PERSONAL PROPERTY shall be assumed by and upon the BUYER. The BUYER agrees to and shall indemnify and hold the SELLER and HONDO harmless from any and all loss or damage to the REAL PROPERTY and PERSONAL PROPERTY on and after the EFFECTIVE DATE, subject to the Lease Agreement to be executed by the PARTIES that is referred to elsewhere herein.

                                     XIII.

                          INDEMNIFICATION/LIABILITIES

     The BUYER agrees that the SELLER and HONDO shall not be responsible for any debts and liabilities incurred by the BUYER prior to or after the EFFECTIVE DATE hereof. In the event any claim is made by any person against the SELLER or HONDO as a result of, or arising out of the BUYER'S ownership of the REAL PROPERTY and PERSONAL PROPERTY subsequent to the EFFECTIVE DATE and subject to the Lease Agreement to be executed by the PARTIES that is referred to elsewhere herein, then the BUYER shall defend the SELLER against that claim and hold the SELLER harmless from any and all loss, liability and expense reasonably incurred in connection therewith, including attorneys' fees.

     The SELLER and HONDO agree that the BUYER shall not be responsible for any debts and liabilities incurred by the SELLER and HONDO prior to and after the EFFECTIVE DATE. In the event any claim is made, prior to or after the EFFECTIVE DATE, by any person against the BUYER as a result of or arising out of the SELLER'S ownership of the REAL PROPERTY or HONDO'S ownership of the PERSONAL PROPERTY, the SELLER and HONDO shall defend the BUYER against that claim and hold the BUYER harmless from any and all loss, liability and expense reasonably incurred in connection therewith, including attorneys' fees.


                                      XIV.

                             ENVIRONMENTAL MATTERS

     A. The SELLER agrees to and shall indemnify and hold the BUYER harmless from and against any and all liability directly or indirectly rising out of the use, generation, storage or disposal of Hazardous Materials by the SELLER and associated with its business activities conducted on or with respect to the REAL PROPERTY; and including, without limitation, all foreseeable and enforceable consequential damages, the cost of any required and necessary repair, response cost, clean-up or detoxification costs, and preparation of any closure or other required plans associated with the SELLER'S business activities, whether such action is required or necessary prior to or following the transfer of the REAL PROPERTY, to the full extent that such action is attributable directly or indirectly to the presence or use, generation, storage, release, threatened release or disposal of Hazardous Materials on the REAL PROPERTY by the SELLER in the course of its business activities. The SELLER'S obligations pursuant to the foregoing indemnification clause shall survive the CLOSING. The term Hazardous Materials as used above, shall include, but not be limited to: flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic substances and related injurious materials, whether injurious by themselves alone or in combination with other materials. Hazardous Materials shall also include, but not be limited to substances defined as "Hazardous Substances", "Hazardous Material" or "Toxic Substances" in the: (1) Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Section 9601, et seq.; (2) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (3) Resource Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq.;
(4) any applicable New Mexico statutes; and (5) any rules or regulations adopted and publications promulgated pursuant to the above described federal and state laws, as well as any other laws associated therewith or related thereto. Such indemnification shall cover and include, but not be limited to any state or federal investigation, proceeding, administrative action or lawsuit now existing or that may hereafter arise in the future with respect to any or all business activities conducted on the REAL PROPERTY by the SELLER.


     B. HONDO agrees to and shall indemnify and hold the BUYER harmless from and against any and all liability directly or indirectly rising out of the use, generation, storage or disposal of Hazardous Materials by HONDO and associated with its business activities conducted on or with respect to the REAL PROPERTY; and including, without limitation, all foreseeable and enforceable consequential damages, the cost of any required and necessary repair, response cost, clean-up or detoxification costs, and preparation of any closure or other required plans associated with HONDO'S business activities, whether such action is required or necessary prior to or following the transfer of the REAL PROPERTY, to the full extent that such action is attributable directly or indirectly to the presence or use, generation, storage, release, threatened release or disposal of Hazardous Materials on the REAL PROPERTY by HONDO in the course of its business activities. HONDO'S obligations pursuant to the foregoing indemnification clause shall survive the CLOSING. The term Hazardous Materials as used above, shall include, but not be limited to: flammable explosives, asbestos, radioactive materials, hazardous wastes, toxic substances and related injurious materials, whether injurious by themselves alone or in combination with other materials. Hazardous Materials shall also include, but not be limited to substances defined as "Hazardous Substances", "Hazardous Material" or "Toxic Substances" in the: (1) Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), 42 U.S.C. Section 9601, et seq.; (2) Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; (3) Resource Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901, et seq.; (4) any applicable New Mexico statutes; and
(5) any rules or regulations adopted and publications promulgated pursuant to the above described federal and state laws, as well as any other laws associated therewith or related thereto. Such indemnification shall cover and include, but not be limited to any state or federal investigation, proceeding, administrative action or lawsuit now existing or that may hereafter arise in the future with respect to any or all business activities conducted on the REAL PROPERTY by HONDO.


                                      XV.

                     RESTRICTIONS ON SALE OF REAL PROPERTY

     After the CLOSING of all transactions contemplated by this AGREEMENT, WBJ agrees that it will not sell any portion of the REAL PROPERTY acquired pursuant to the terms hereof without first securing the express written consent of ANDERSON; which written consent shall not be unreasonably withheld by ANDERSON. At the time WBJ requests ANDERSON'S written consent, it will furnish ANDERSON with full information concerning the proposed sale which shall include the name and address of the prospective purchaser (who must be willing, ready and able to purchase), the Purchase Price, and all of the other terms of the proposed sale. ANDERSON agrees to review such information and furnish its written consent or denial thereof to WBJ within ten (10) days after its receipt of all such information. The PARTIES specifically agree that if WBJ intends to sell all of the REAL PROPERTY in any such sale, then WBJ shall not be required to secure ANDERSON'S written consent to such sale so long as the net proceeds derived from such sale are sufficient to pay in full the balance of the Secured Promissory Note payable by WBJ pursuant to the terms hereof. In the event of any partial sale or transfer of a portion of the REAL PROPERTY by WBJ, all proceeds of such sale, less the closing costs and expenses, shall be paid to ANDERSON and shall be applied first to the balloon payment due under the terms of the Secured Promissory Note and then to the last maturing installments of the same in reverse order. After the application of such proceeds as set forth above, the monthly payment shall remain unchanged and the PARTIES agree to and shall prepare a new amortization schedule to reflect the revised amounts of principal and interest comprising the monthly payment based on the then existing principal balance of the same. The PARTIES specifically acknowledge and agree that at such time as the total amount due under the Secured Promissory Note is or has been paid in full, then the specific written consent requirements with respect to partial sales set forth herein shall terminate and be of no further force and effect, and any subsequent sales of all of any portion of the REAL PROPERTY may be accomplished by WBJ without the necessity of securing the prior written consent of ANDERSON.


                                      XVI.

            REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER

     The SELLER and HONDO hereby represent, warrant and covenant to the BUYER, which representations, warranties and covenants shall survive the CLOSING, as follows:

     A. Power and Authority. The SELLER and HONDO have full power and authority to enter into, execute and perform this AGREEMENT; to make any representation, warranty, covenant or agreement contained herein; to perform every act and execute and deliver any and all documents, instruments or agreements necessary or appropriate to consummate the transactions contemplated by this AGREEMENT.

     B. Organization. SELLER is a duly organized and validly existing corporation under the laws of New Mexico, and HONDO is a duly organized and validly existing corporation under the laws of Delaware; both with full corporate power to enter into this AGREEMENT and carry out the terms, conditions and provisions hereof.

     C. Ownership of Property. The SELLER has good, merchantable and marketable title to the REAL PROPERTY and at CLOSING, will have good, merchantable and marketable title to the PERSONAL PROPERTY, free and clear of all liens and encumbrances, subject only to the unrecorded Lease Agreement with SANTA FE more particularly described herein, easements, restrictions and rights-of-way of record, prior mineral conveyances or reservations, zoning ordinances and taxes and assessments for the year 1994; the PERSONAL PROPERTY is now and will be on the EFFECTIVE DATE in good and merchantable working condition, subject only to reasonable wear and tear; and the SELLER is duly authorized to sell, transfer and assign all of the same to the BUYER.

     D. Preservation of Value. Prior to the CLOSING and CLOSING DATE, the SELLER and HONDO will cause the operation of their business activities to be conducted in such manner as to preserve the value of the REAL PROPERTY and PERSONAL PROPERTY which is the subject matter of this AGREEMENT, and to assure that the representations and warran-ties set forth herein will be true and correct.

     E. Litigation. To the best knowledge and belief of the SELLER and HONDO, there is no litigation, proceeding or governmental investiga-tion pending or, threatened in any court, arbitration board, adminis-trative agency or tribunal against or relating to the SELLER or HONDO that would prevent or impede the consummation of this AGREEMENT by the SELLER and HONDO. The SELLER and HONDO do not know of and have no reasonable ground to know of any basis for any such litigation, proceeding or investigation, and the execution and performance of this AGREEMENT by them will not result in a default by them with respect to any judgment, order, writ, injunction, decree, rule or regulation of any applicable court or administrative agency.

     F. Liabilities. With respect to the transactions contemplated by this AGREEMENT, and on and as of the CLOSING DATE, all liabilities, trade creditors' bills, suppliers' bills, advertising fees, vendors' charges and license fees have been paid or provided for and will be paid and provided for by the SELLER and HONDO, and there is no threat by any person, including governmental body, to impose a lien upon the REAL PROPERTY and PERSONAL PROPERTY owned by the SELLER or HONDO, or any portion thereof, for any purpose.

     G. Condemnation. To the best knowledge and belief of the SELLER, there is no pending, contemplated or threatened condemnation of the REAL PROPERTY owned by the SELLER or any portion thereof for any purpose.

     H. Insurance. The SELLER and HONDO have had in effect and have kept in full force and will keep in effect prior to the CLOSING DATE of this AGREEMENT adequate insurance policies covering the REAL PROPERTY and PERSONAL PROPERTY issued by financially responsible insurers at no less than existing levels of coverage.

     I. Liens and Encumbrances. Except to the extent authorized hereby or referred to herein and on and as of the CLOSING DATE, there will be no liens, encumbrances, mortgages, deeds of trust or security inter-ests in and to, or affecting title to the REAL PROPERTY and PERSONAL PROPERTY, and no person will have a right to claim a lien upon the same.

     J. Leases, Contracts and Other Agreements. With the exception of existing lease agreements between related entities, the SELLER and HONDO have incurred no liability, made no contract or agreement, nor entered into any written or oral arrangements whatsoever which would impose or result in any obligations upon the BUYER as a result of or at the CLOSING of this AGREEMENT. The SELLER and HONDO have not entered into any agreement or agreements, either written or oral, under which they are or could be obligated to sell or transfer all or any portion of the REAL PROPERTY and PERSONAL PROPERTY, or rights under this AGREEMENT, and agree not to enter into or negotiate any such agreement or agreements.

     K. Taxes. Subject to the proration provisions contained elsewhere herein, all property taxes assessed against the REAL PROPERTY including all improvements, fixtures and buildings located thereon, and all ad-valorem taxes assessed against the PERSONAL PROPERTY, as well as any and all other state and federal taxes of any kind or nature relating to the operation and use of the same by the SELLER and HONDO have been paid or provided for, and the SELLER and HONDO will make sure the same will be paid and provided for as of the CLOSING DATE of this AGREEMENT, and to the best knowledge and belief of the SELLER and HONDO, no legal, governmental or administrative action is pending or threatened with regard to any such taxes or assessments.

     L. Corporate Action. The SELLER and HONDO have caused or will cause a duly and properly convened meetings of their Shareholders and/or Directors to be held on or before the CLOSING DATE for the purposes of authorizing and approving the transactions contemplated by this AGREEMENT and enabling the SELLER and HONDO to enter into, execute and perform the same. Evidence of such meetings shall be in a form substantially similar to EXHIBIT "J" attached hereto and incorporated herein for all purposes by this specific reference or such other form(s) as may be agreed upon by the PARTIES.

     M. Conforming Use. The SELLER has used the REAL PROPERTY and HONDO has used the PERSONAL PROPERTY for the purposes for which they incorporated and organized, and for which such property was intended, and have abided by, conformed to and caused all others to abide by and conform to all laws, ordinances, orders, rules, regulations and statutes of national, state, municipal or county governmental authority that are now existing or may hereinafter be enacted and that are controlling or in manner affecting the use and operation by the SELLER of the REAL PROPERTY and the PERSONAL PROPERTY.

     N. Title. At the CLOSING, the BUYER will be vested absolutely with all of the SELLER'S right, title and interest in and to the REAL PROPERTY and PERSONAL PROPERTY.

     O. Continuation of Representations. The representations, warranties and covenants of the SELLER and HONDO shall be in full force and effect as of the EFFECTIVE DATE, and shall survive the CLOSING hereof for a period of two (2) years thereafter, exclusive of the representations in Section XIV hereof.

     P. Indemnification. The SELLER and HONDO agree to and shall indemnify and hold the BUYER harmless from any loss, liability or expense, including attorneys' fees, arising out of the breach of any representation, covenant or warranty made by them hereunder.



                                     XVII.

             REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BUYER

     The BUYER hereby represents, warrants and covenants to the SELLER and HONDO, which representations, warranties and covenants shall survive the CLOSING, as follows:

     A. Power and Authority. The BUYER has full power and authority to enter into, execute and perform this AGREEMENT; to make any representation, warranty, covenant or agreement contained herein; to perform every act and execute and deliver any and all documents, instruments or agreements necessary or appropriate to consummate the transactions contemplated by this AGREEMENT.

     B. Organization. The BUYER is a duly organized and validly existing General Partnership under the laws of the State of New Mexico with full power to enter into this AGREEMENT and carry out the terms, conditions and provisions hereof.

     C. Litigation. To the best knowledge and belief of the investigation pending or threatened in any court, arbitration board, administrative agency or tribunal against or relating to the BUYER that would prevent or impede the consummation of this AGREEMENT by the BUYER. The BUYER does not know of and has no reasonable ground to know of any basis for any such litigation, proceeding or investigation and the execution and performance of this AGREEMENT by it will not result in the default by it with respect to any judgment, order, writ, injunction, decree, rule or regulation of any applicable court or ad-ministrative agency.

     D. Leases, Contracts and Other Agreements. The BUYER has incurred no liability, made no contract or agreement, nor entered into any written or oral arrangement whatsoever which would impose or result in any obligations upon the SELLER and HONDO as a result of the execution of this AGREEMENT. The BUYER has not entered into any agreement or agreements, either written or oral, under which it is or could be obligated to sell or transfer all or any portion of the REAL PROPERTY and PERSONAL PROPERTY and it agrees not to enter into or negotiate any such agreement or agreements, unless otherwise authorized hereby.

     E. Insurance. The BUYER will keep in effect after the EFFECTIVE DATE of this AGREEMENT adequate insurance policies covering the REAL PROPERTY and PERSONAL PROPERTY issued by a financially responsible insurer at levels of coverage commensurate with its interest in the same.

     F. Continuation of Representations. The representations, warranties and covenants of the BUYER shall be in full force and effect as of the EFFECTIVE DATE, and shall survive the CLOSING hereof for a period of two (2) years thereafter.

     G. Indemnification. The BUYER agrees to and shall indemnify and hold the SELLER and HONDO harmless from any loss, liability or expense, including attorneys' fees, arising out of the breach of any representation, covenant or warranty made by them hereunder.


                                     XVIII.

                USE AND OPERATION OF REAL AND PERSONAL PROPERTY
                    PRIOR TO THE EFFECTIVE DATE AND CLOSING

     The SELLER and HONDO represent and warrant that as of the CLOSING, the REAL PROPERTY and PERSONAL PROPERTY have been used and operated by the SELLER and HONDO and will be used and operated as follows:

     A. Property. The REAL PROPERTY and PERSONAL PROPERTY have been and will be kept and maintained in good operating condition and repair, with the exception of reasonable wear, tear and obsolescence.

     B. Governmental Reports. The SELLER and HONDO have filed and will duly and timely file all reports required to be filed with governmental authorities, and have and will duly observe and conform to all laws, rules, regulations, ordinances, codes, orders, licenses and permits relating to or affecting in any material way the REAL PROPERTY and PERSONAL PROPERTY that are the subject matter of this AGREEMENT.

     C. Liens/Security Interests. Unless otherwise authorized hereby, the SELLER and HONDO have not entered into, created, assumed or allowed to exist any security agreement, lien, encumbrance, mortgage, deed of trust, pledge, conditional sale or other title retention agreement, easement, covenant, restriction or other burden upon the REAL
          PROPERTY and PERSONAL PROPERTY which are the subject of this AGREEMENT.

     D. Sales/Transfers. The SELLER and HONDO have not sold, leased, aban-doned, assigned, transferred, licensed or otherwise disposed of all or any portion of the REAL PROPERTY and PERSONAL PROPERTY, respec-tively, which are the subject matter of this AGREEMENT.

     E. Contracts/Agreements. The SELLER and HONDO have not entered into, assumed, amended, changed or modified any contract, agreement, arrangement, lease, license, commitment, instrument or obligation materially relating to or affecting in any way the REAL PROPERTY and PERSONAL PROPERTY, or the SELLER'S or HONDO'S interests therein, which are the subject matter of this AGREEMENT.

     F. Defaults. The SELLER and HONDO have not defaulted under, or become in breach of any term or provision of, or suffered or permitted to exist any condition or event which, after notice or lapse of time or both, would constitute a breach of or default under, any of the SELLER'S or HONDO'S agreements which would give any other party thereto the right to terminate the same, claim damages thereunder or impose a lien upon all or any portion of the REAL PROPERTY and PERSONAL PROPERTY, which is the subject matter of this AGREEMENT.

     G. Representations. The SELLER and HONDO, in good faith and using their best judgment, will not and have not committed any act or suffered any act to be done or condition to exist, which could result in:

          1. An inaccuracy of any representation or breach of any warranty of the SELLER or HONDO under this AGREEMENT; or

          2. Any failure of the SELLER or HONDO to duly perform or observe any term, condition, provision, covenant or agreement set forth or provided for in this AGREEMENT.


                                      XIX.

              CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER

     All obligations of the BUYER under this AGREEMENT are subject to the fulfillment, prior to or at the CLOSING, of each of the following conditions, any of which may be waived by the BUYER:

     A. Accuracy of Covenants. Each and every covenant, representation and warranty of the SELLER and HONDO under this AGREEMENT shall be true and accurate as of the date when made, shall be deemed to be made again at and as of the time of the CLOSING, and as of the EFFECTIVE DATE shall then be true and accurate in all respects and shall survive the CLOSING.

     B. Performance of Covenants. The SELLER and HONDO have performed and complied with, in all respects, each and every covenant, agreement and condition required by this AGREEMENT to be performed or complied with prior to or at the CLOSING and as of the EFFECTIVE DATE and will continue to perform and comply with the same thereafter.

     C.   Corporate Organization.   The SELLER  and HONDO  are duly  organized,
          validly existing corporations that are in good standing under the laws of New Mexico and Delaware, respectively.

     D.   Power  and Authority.    The SELLER  and HONDO  have  full power  and
          authority to enter into this AGREEMENT and to carry out the transac-tions contemplated hereby.

     E. Corporate Action. The execution and delivery by the SELLER and HONDO of this AGREEMENT and the consummation of the transactions contem-plated hereby have been duly and validly authorized by all necessary corporate actions of the SELLER.

     F. Binding Effect. This AGREEMENT is legally binding upon the SELLER and HONDO and is enforceable in accordance with its terms, subject only to the usual exceptions thereto relating to bankruptcy and equitable principles.

     G. Statutory Requirements. All statutory and other legal requirements for the valid consummation of the transactions contemplated by this AGREEMENT (including, but not limited to, compliance with any laws protecting creditors of the SELLER and HONDO) shall have been ful-filled, and any and all necessary regulatory approvals, licenses and permits shall have been obtained.

     H. Litigation. There shall not be any actual or threatened litigation to restrain or invalidate the transactions contemplated by this AGREEMENT. No proceedings shall have been instituted or been threat-ened against the SELLER and HONDO for the protection of creditors or otherwise for the relief of the SELLER or HONDO.


                                      XX.

             CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE SELLER

     All obligations of the SELLER and HONDO under this AGREEMENT are subject to the fulfillment, prior to or at the CLOSING, of each of the following conditions, any of which may be waived by the SELLER or HONDO:

     A. Accuracy of Covenants. Each and every covenant, representation and warranty of the BUYER under this AGREEMENT shall be true and accurate as of the date when made, shall be deemed to be made again at and as of the time of the CLOSING, and as of the EFFECTIVE DATE shall then be true and accurate in all respects and shall survive the CLOSING.

     B. Performance of Covenants. The BUYER has performed and complied with, in all respects, each and every covenant, agreement and condition re-quired by this AGREEMENT to be performed or complied with prior to or at the CLOSING and as of the EFFECTIVE DATE.

     C. Power and Authority. The BUYER has full power and authority to enter into this AGREEMENT and to carry out the transactions contemplated hereby.

     D. Binding Effect. This AGREEMENT is legally binding upon the BUYER and is enforceable in accordance with its terms, subject only to the usual exceptions thereto relating to bankruptcy and equitable princi-ples.

     E. Litigation. There shall not be any actual or threatened litigation to restrain or invalidate the transactions contemplated by this AGREEMENT. No proceedings shall have been instituted or been threat-ened against the BUYER for the protection of creditors or otherwise for the relief of the BUYER as debtors.



                                      XXI.

                                    DEFAULT

     Each of the following events shall constitute a default or breach of this AGREEMENT by the SELLER and HONDO:

     A. If the SELLER fails to cure any reasonable title defect or objection within the time periods provided for in Section VIII herein in order to enable the title insurer to issue a title policy at the CLOSING, as more particularly provided for herein;

     B. If the SELLER or HONDO fails to close and consummate the transactions contemplated by this AGREEMENT on or before the CLOSING DATE, in accordance with this AGREEMENT and perform in accordance herewith as well as with any and all documents executed in connection herewith or required hereby.

     C. If the SELLER or HONDO fails to perform or comply with any of the terms, conditions, provisions, representations, warranties or cove-nants of this AGREEMENT and if such non-performance continues for a period of thirty (30) days after written notice thereof is given by the BUYER to and received by the SELLER or HONDO.

     D. If the SELLER sells, vacates or abandons the REAL PROPERTY and PERSONAL PROPERTY, respectively, unless the same is accomplished as provided herein.

     E. If the SELLER or HONDO, or any of its successors or assignees, while in possession of the REAL PROPERTY and PERSONAL PROPERTY files a petition in bankruptcy or insolvency, or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, or shall make an assignment for the benefit of creditors.

     F. If involuntary proceedings under any bankruptcy law or insolvency act, or to foreclose or repossess the REAL PROPERTY and PERSONAL PROPERTY are instituted against the SELLER or HONDO or if a receiver or trustee is appointed over all or substantially all of the property of the SELLER or HONDO, including the REAL PROPERTY and PERSONAL

          PROPERTY,   and  if  such  proceedings   are  not  dismissed  or  the
          receivership or trusteeship vacated within thirty (30) days after the institution or appointment of the same.


     Each of the followings events shall constitute a default or breach of this AGREEMENT by the BUYER:

     A. If the BUYER fails to close and consummate the transactions contemplated by this AGREEMENT on or before the CLOSING DATE, in accordance with this AGREEMENT and perform in accordance herewith as well as with any and all documents executed in connection herewith or required hereby.

     B. If the BUYER fails to perform or comply with any of the terms, conditions, provisions, representations, warran-ties or covenants of this AGREEMENT and if such non-performance continues for a period of thirty (30) days after written notice thereof is given by the SELLER to and received by the BUYER.

     C. If the BUYER, or any of its successors or assignees, while in possession of the BUYERS'S business assets, files a petition in bankruptcy or insolvency, or for reorganization under any bankruptcy act, or shall voluntarily take advantage of any such act by answer or otherwise, or shall make an assignment for the benefit of creditors;

     D. If involuntary proceedings under any bankruptcy law or insolvency act, or to foreclose or repossess the REAL PROPERTY and PERSONAL PROPERTY are instituted against the BUYER or if a receiver or trustee is appointed over all or substantially all of the property of the BUYER, including the REAL PROPERTY and PERSONAL PROPERTY, and if such proceedings are not dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment of the same.




                                     XXII.

                             REMEDIES UPON DEFAULT

     In the event the SELLER or HONDO defaults under the terms of this AGREEMENT or any agreements executed in connection herewith or required hereby, the SELLER or HONDO shall have the applicable time periods set forth in the preceding Sections of this AGREEMENT after receipt of written notice given by the BUYER to cure such default. If the default is not cured within such ap-plicable time period. The BUYER shall then have the following rights and remedies:

     A. If the SELLER fails to cure any title defect or objection within the time period provided for herein, then the BUYER shall have the rights and remedies more particularly set forth in Section VIII hereof, which shall be BUYER'S exclusive remedy. If the default by SELLER is other than a failure to cure any title defect or objection (as provided in Section VIII), then the BUYER shall have the rights and remedies set forth in paragraphs B through F below.

     B. The BUYER may sue to collect any and all sums which may accrue to it by virtue of the provisions of this AGREEMENT and/or for any and all damage that may accrue by virtue of the breach of this AGREEMENT.

     C. The BUYER may sue to restrain by injunction any violation or threatened violation of the covenants, conditions or provisions of this AGREEMENT.

     D.   The  BUYER may  sue  for  specific  performance  or  to  seek  strict
          compliance  with  the   terms,  conditions,  provisions,   covenants,
          agreements and warranties of this AGREEMENT.

     E. The remedies of the BUYER in paragraphs B through D above, shall be cumulative and not exclusive of any other remedy hereunder or to which the BUYER may be lawfully entitled. The failure of the BUYER to insist upon strict performance of any of the covenants of this AGREEMENT or to exercise any option herein contained shall not be construed as a waiver or relinquishment in the future of such or any other covenant, option or other action of the BUYER (except a waiver expressed in writing signed by the BUYER) or be deemed a waiver of such default.

     F. The SELLER and HONDO hereby agree to pay and discharge all reasonable costs, attorneys' fees and expenses that shall be made or incurred by the BUYER in enforcing any covenant or agreement of this AGREEMENT.

     In the event the BUYER defaults under any of the terms, conditions and provisions of this AGREEMENT, the BUYER shall have the applicable time period after receipt of written notice given by the SELLER or HONDO to the BUYER to cure such default. If the default is not cured within such applicable time period, then the SELLER and HONDO shall have the following rights and remedies:

     A. If the BUYER fails to close and consummate the transactions contemplated by this AGREEMENT, the SELLER may terminate this AGREEMENT, declare the same null and void, shall no longer be liable or responsible for performance hereunder and shall be entitled to retain the Earnest Money in the amount of $10,000.00 as agreed upon liquidated damages.

     B. The SELLER or HONDO may sue to collect any and all sums which may accrue to it by virtue of the provisions of this AGREEMENT and/or for any and all damage that may accrue by virtue of the breach of this AGREEMENT.

     C. The SELLER or HONDO may sue to restrain by injunction any violation or threatened violation of the covenants, conditions or provisions of this AGREEMENT.

     D. The SELLER may foreclose its Mortgage or sue for specific performance or to seek strict compliance with the terms, conditions, provisions, covenants, agreements and warranties of this AGREEMENT.

     E. The remedies of the SELLER and HONDO hereunder shall be cumulative and not exclusive of any other remedy hereunder or to which the SELLER or HONDO may be lawfully entitled. The failure of the SELLER or HONDO to insist upon strict performance of any of the covenants of this AGREEMENT or to exercise any option herein contained shall not be construed as a waiver or relinquishment in the future of such or any other covenant, option or other action of the SELLER or HONDO (except a waiver expressed in writing signed by the SELLER or HONDO) or be deemed a waiver of such default.

     F. The BUYER hereby agrees to pay and discharge all reasonable costs, attorneys' fees and expenses that shall be made or incurred by the SELLER and HONDO in enforcing any covenant or agreement of this AGREEMENT.


                                     XXIII.

                       DISCLOSURE, ACCESS AND INFORMATION

     The PARTIES hereto will disclose to each other and provide to each other copies of all leases, contracts, commitments and records constituting a material item concerning the REAL PROPERTY and PERSONAL PROPERTY which is the subject property of this AGREEMENT and which should be disclosed prior to CLOS-ING. In addition, the PARTIES hereto agree to disclose to each other during the term of this AGREEMENT, within ten (10) days after receipt of written notice requesting the same, any material information or records pertaining to the transactions contemplated by this AGREEMENT, not including the specific business activities conducted by any of the PARTIES after the date of CLOSING.


                                     XXIV.

                         BROKER'S FEES AND COMMISSIONS

     The PARTIES covenant and represent to each other that none of them has employed any broker, realtor or commissioned agent incident to the transaction contemplated by this AGREEMENT, and shall hold the other harmless and indemnify the other with respect to the representations and covenants contained herein.


                                      XXV.

                                 ASSIGNABILITY

     This AGREEMENT, including any amendments hereof, the Exhibits attached hereto, and any instruments, agreements or documents required hereby, may not be transferred, assigned or conveyed, in whole or in part, by any PARTY hereto without first obtaining the written consent of the other PARTIES, unless provided for herein or in any of the Exhibits attached hereto.

                                     XXVI.

                                    NOTICES

     Any and all notices required or permitted to be given by the PARTIES to any other party pursuant to this AGREEMENT shall be in writing and shall be delivered to the other party by personal delivery, telefax, regular mail or by sending the same by United States mail, certified or registered, return receipt request, with postage thereon prepaid to the PARTIES at the addresses listed below. Any party hereto may from time to time designate a new mailing address by written notice to the other party of the same in accordance with the foregoing provisions. All notices shall be deemed to have been delivered upon actual receipt as evidenced by return receipt or other delivery receipt.

          HONDO:                   HONDO OIL & GAS COMPANY
                                   THE ANDERSON COMPANY
                                   410 East College Boulevard
                                   Roswell, NM  88201

          WBJ:                     WBJ INVESTMENTS
                                   P.O. Box 1836
                                   Roswell, NM  88202-1836


                                     XXVII.

                             ADDITIONAL INSTRUMENTS

     All PARTIES hereto agree to execute any and all additional instruments, documents and agreements deemed necessary or advisable to fully effectuate their intent and the purposes of this AGREEMENT.


                                    XXVIII.

                                 GOVERNING LAW

     This  AGREEMENT  and  any   other  additional  agreements,  documents  and
instruments entered into and executed by the PARTIES shall be governed by and construed in accordance with the laws of the State of New Mexico.


                                     XXIX.

                              TIME OF THE ESSENCE

     Time shall be of the essence in the performance by the PARTIES of all the terms, conditions and provisions of this AGREEMENT.


                                      XXX.

                                    WAIVERS

     One or more waivers of any covenant, term, condition or provision of this AGREEMENT shall not be construed as a waiver of a subsequent breach of the same covenant, term, condition or provision. The consent or approval by any one of the PARTIES to or of any act by the other party requiring such consent or approval shall not be deemed to waive or render unnecessary the consent to or approval of any subsequent or similar act.


                                     XXXI.

                                    PRONOUNS

     All pronouns used in this AGREEMENT shall include the masculine, feminine and neuter genders, and shall include the singular and plural, and the context of this AGREEMENT shall be read accordingly, if so required.


                                     XXXII.

                               HEADINGS/CAPTIONS

     Any title, caption or heading contained in this AGREEMENT is used for convenience only, shall not be deemed to be a part of the context of this AGREEMENT, and shall not explain, modify or interpret any of the terms, conditions or provisions contained herein.


                                    XXXIII.

                                  SEVERABILITY

     In the event any provision of this AGREEMENT shall be deemed to be invalid, the same shall not affect, in any respect, the validity of the remainder of this AGREEMENT.


                                     XXXIV.

                                   AMENDMENTS

     This AGREEMENT shall not be deemed or construed to be modified, amended, superseded, canceled, altered or waived, in whole or in part, except by written instrument or amendment signed by the PARTIES hereto.


                                     XXXV.

                                ENTIRE AGREEMENT

     This AGREEMENT constitutes the entire agreement among and between the PARTIES hereto and supersedes all prior oral and written agreements made by them, which oral and written agreements shall be deemed null and void and of no further force and effect.


                                     XXXVI.

                                  COUNTERPARTS

     This AGREEMENT may be executed in multiple counterparts by each PARTY hereto and each counterpart shall be identical and deemed to be an original for all purposes, and all counterparts shall together shall constitute one (1) and the same original document. The BUYER is hereby authorized to assemble the separate counterparts into one (1) document.


                                    XXXVII.

                                 BINDING EFFECT

     The terms, conditions and provisions of this AGREEMENT, and all amendments thereto, if any, shall be binding upon and inure to the benefit of the PARTIES and their respective heirs, successors, administrators, personal representa-tives, executors and assigns.


     IN WITNESS WHEREOF, the PARTIES have executed this AGREEMENT this 14th day of April, 1994.


                                    SELLER:

THE ANDERSON COMPANY, a New        HONDO OIL & GAS COMPANY, a
Mexico Corporation and wholly-     Delaware Corporation
owned subsidiary of Hondo Oil
& Gas Company, a Delaware Corp-
oration


By: /s/ I.P. Brownlow              By: /s/ I.P. Brownlow
   ____________________               ____________________
   I. P. BROWNLOW, Vice               I. P. BROWNLOW, Vice
   President                          President


                                     BUYER:

                                   WBJ INVESTMENTS, a New Mexico General Part-nership


                                   By: /s/ Walter G. Barr
                                      _______________________
                                      WALTER G. BARR, General
                                      Partner


                                   By: /s/ Bruce D. Ritter
                                      ________________________
                                      BRUCE D. RITTER, General
                                      Partner


                                   By: /s/ John W. Stebbins
                                      _________________________
                                      JOHN W. STEBBINS, General
                                      Partner



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